EXHIBIT 99.1

Garrett Motion To Achieve Milestone by Early Redemption of All Remaining Series B Preferred Stock

The $212 million outstanding Series B will be repaid with cash on hand

ROLLE, Switzerland, June, 22, 2022 — Garrett Motion Inc. (Nasdaq: GTX, GTXAP), a leading, differentiated technology provider for the automotive industry, today announced it will redeem all remaining Series B preferred stock on June 28, 2022.

“Solid demand across Garrett’s portfolio of products coupled with strong operational agility has continued to generate robust cash flow and will enable us to reach a significant deleveraging milestone, even in a volatile environment,” said Olivier Rabiller, Garrett President and Chief Executive Officer. “Even as we’ve materially reduced leverage, Garrett continues to invest heavily in R&D and other growth initiatives as we pursue our strategic initiatives in the evolving powertrain industry.”

“Honeywell is pleased that Garrett is in a position to redeem Honeywell’s Series B preferred shares earlier than anticipated. We wish Garrett continued success,” said Darius Adamczyk, Honeywell Chairman and Chief Executive Officer.

Upon completion of its financial restructuring on April 30, 2021, Garrett paid Honeywell $375 million in cash and issued the Honeywell Series B preferred stock. Garrett redeemed $211 million of Series B stock in the fourth quarter of 2021 and $197 million during the first quarter of 2022. After the $212 million early redemption to occur on June 28, there will no longer be any Series B stock outstanding.

About Garrett Motion Inc.

Garrett Motion is a differentiated technology leader, serving customers worldwide for more than 65 years with passenger vehicle, commercial vehicle, aftermarket replacement and performance enhancement solutions. Garrett’s cutting-edge technology enables vehicles to become safer, more connected, efficient and environmentally friendly. Our portfolio of turbocharging, electric boosting and automotive software solutions empowers the transportation industry to redefine and further advance motion. For more information, please visit www.garrettmotion.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation our statements regarding the impact of the COVID-19 pandemic on Garrett’s business, financial results and financial conditions, industry trends, Garrett’s strategic growth initiatives and the impacts thereof on Garrett’s performance, and the planned early redemption of the Company’s remaining Series B preferred stock. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of Garrett to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include but are not limited to those described in our annual report on Form 10-K for the year ended December 31, 2021, and our quarterly report on Form 10-Q for the three months ended March 31, 2022, as well as our other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements.

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Contacts:
MEDIA	INVESTOR RELATIONS
Christophe Mathy Garrett Motion Inc.	Paul Blalock Garrett Motion Inc.
+41 78 643 7194	+1 862 812-5013
christophe.mathy@garrettmotion.com	paul.blalock@garrettmotion.com

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